Quarterly Report
May 31, 2020
MFS®  Technology Fund

Portfolio of Investments
5/31/20 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.2%
Aerospace – 1.9%
CACI International, Inc., “A” (a)	23,175	$5,811,826
L3Harris Technologies, Inc.	71,940	14,348,433
Northrop Grumman Corp.	7,028	2,355,786
PAE, Inc. (a)	822,427	7,730,814
		$30,246,859
Biotechnology – 0.6%
Illumina, Inc. (a)	25,160	$9,134,338
Brokerage & Asset Managers – 2.0%
IHS Markit Ltd.	140,097	$9,731,138
NASDAQ, Inc.	92,735	10,985,388
Tradeweb Markets, Inc.	160,200	10,566,792
		$31,283,318
Business Services – 11.8%
Clarivate Analytics PLC (a)	489,548	$11,205,754
Endava PLC, ADR (a)	275,481	13,245,126
Equifax, Inc.	58,669	9,009,212
Fidelity National Information Services, Inc.	252,771	35,092,198
Fiserv, Inc. (a)	386,300	41,245,251
Global Payments, Inc.	157,592	28,286,194
PayPal Holdings, Inc. (a)	264,988	41,075,790
Verisk Analytics, Inc., “A”	56,295	9,721,021
		$188,880,546
Cable TV – 0.9%
Charter Communications, Inc., “A” (a)	27,343	$14,874,592
Computer Software – 22.3%
Adobe Systems, Inc. (a)	160,736	$62,140,538
Atlassian Corp. PLC, “A” (a)	25,345	4,696,429
Autodesk, Inc. (a)	57,942	12,189,838
Black Knight, Inc. (a)	123,850	9,533,973
Coupa Software, Inc. (a)	13,502	3,071,840
DocuSign, Inc. (a)	102,910	14,380,643
Everbridge, Inc. (a)	27,731	4,055,936
Livongo Health, Inc. (a)	132,708	7,953,191
Microsoft Corp. (s)	801,747	146,920,138
Okta, Inc. (a)	21,692	4,242,521
OneConnect Financial Technology, ADR (a)	287,206	3,610,179
Rakus Co. Ltd.	503,100	10,043,806
RingCentral, Inc. (a)	80,089	21,964,408
Salesforce.com, Inc. (a)	245,651	42,937,338
Zendesk, Inc. (a)	99,913	8,567,540
		$356,308,318
Computer Software - Systems – 11.4%
Apple, Inc.	215,473	$68,507,486
Constellation Software, Inc.	14,120	16,050,867
Descartes Systems Group, Inc. (a)	183,874	8,766,016
EPAM Systems, Inc. (a)	51,271	11,825,143
HubSpot, Inc. (a)	75,179	15,031,289
Q2 Holdings, Inc. (a)	95,534	7,893,019
ServiceNow, Inc. (a)	72,491	28,121,434
Square, Inc., “A” (a)	69,300	5,618,844

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – continued
TransUnion	116,701	$10,070,129
Wix.com Ltd. (a)	51,007	11,340,386
		$183,224,613
Electronics – 5.4%
Applied Materials, Inc.	154,608	$8,685,877
Lam Research Corp.	54,327	14,867,670
Marvell Technology Group Ltd.	436,260	14,230,801
Microchip Technology, Inc.	17,058	1,637,909
NVIDIA Corp.	86,923	30,859,404
Silicon Laboratories, Inc. (a)	28,923	2,708,928
Skyworks Solutions, Inc.	112,438	13,328,401
		$86,318,990
Internet – 12.4%
Alibaba Group Holding Ltd., ADR (a)	73,828	$15,311,189
Alphabet, Inc., “A” (a)(s)	57,850	82,929,132
Facebook, Inc., “A” (a)	296,164	66,663,555
Mercadolibre, Inc. (a)	6,937	5,908,035
NetEase.com, Inc., ADR	31,844	12,193,067
Tencent Holdings Ltd.	298,200	15,788,077
		$198,793,055
Leisure & Toys – 3.3%
Activision Blizzard, Inc.	328,549	$23,648,957
Electronic Arts, Inc. (a)	231,632	28,462,940
		$52,111,897
Medical & Health Technology & Services – 0.6%
Guardant Health, Inc. (a)	103,398	$9,346,145
Medical Equipment – 0.6%
Bio-Techne Corp.	36,127	$9,566,430
Network & Telecom – 1.4%
CoreSite Realty Corp.	85,370	$10,655,883
QTS Realty Trust, Inc., REIT, “A”	164,586	11,290,600
		$21,946,483
Other Banks & Diversified Financials – 8.4%
Mastercard, Inc., “A”	210,051	$63,202,245
Visa, Inc., “A”	365,486	71,357,487
		$134,559,732
Printing & Publishing – 0.6%
Wolters Kluwer N.V.	124,499	$9,947,923
Specialty Stores – 12.6%
Amazon.com, Inc. (a)(s)	76,589	$187,058,676
Chewy, Inc., “A” (a)	274,026	12,177,715
Shopify, Inc. (a)	4,041	3,062,270
		$202,298,661
Total Common Stocks		$1,538,841,900
Investment Companies (h) – 3.6%
Money Market Funds – 3.6%
MFS Institutional Money Market Portfolio, 0.19% (v)	57,904,670	$57,910,460

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Securities Sold Short – (1.2)%
Business Services – (0.6)%
Cognizant Technology Solutions Corp., “A”	(171,357)	$(9,081,921)
Computer Software - Systems – (0.6)%
Cisco Systems, Inc.	(205,607)	$(9,832,127)
Total Securities Sold Short		$(18,914,048)

Other Assets, Less Liabilities – 1.4%		22,075,703
Net Assets – 100.0%		$1,599,914,015
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $57,910,460 and $1,538,841,900, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At May 31, 2020, the fund had cash collateral of $17,886,573 and other liquid securities with an aggregate value of $13,112,967 to cover any collateral or margin obligations for securities sold short and certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
5/31/20 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,408,277,240	$—	$—	$1,408,277,240
China	46,902,512	—	—	46,902,512
Canada	27,879,153	—	—	27,879,153
United Kingdom	24,450,880	—	—	24,450,880
Israel	11,340,386	—	—	11,340,386
Japan	10,043,806	—	—	10,043,806
Netherlands	—	9,947,923	—	9,947,923
Mutual Funds	57,910,460	—	—	57,910,460
Total	$1,586,804,437	$9,947,923	$—	$1,596,752,360
Securities Sold Short	$(18,914,048)	$—	$—	$(18,914,048)
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$34,879,336	$295,779,670	$272,732,868	$(8,308)	$(7,370)	$57,910,460
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$316,970	$—
(3) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.